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                                                                 Exhibit 10.32

                                    [BANK OF AMERICA logo]
BANC OF AMERICA
SECURITIES ASIA LIMITED                             G.P.O. Box No. 799
A Subsidiary of Bank of America, N.A.               Hong Kong

                                                    Tel (852) 2847 6666

     To:   Smart Shirts Limited (the Company)



     For the attention of:   Lucinda Chan / David Ho


                                                                August 3, 2006

     Dear Sirs

     US$50,000,000 CREDIT AGREEMENT (THE AGREEMENT) DATED 21 DECEMBER 2005 FOR THE COMPANY WITH BANC OF AMERICA SECURITIES ASIA LIMITED AS FACILITY AGENT

     1.   BACKGROUND

     (a)  This letter is supplemental to and amends the Agreement.

     (b) All the Lenders have consented to the amendments to the Agreement contemplated by this letter. Accordingly, pursuant to Clause 26.1 (Amendments and waivers), we are authorised to execute this letter on behalf of the Finance Parties.


     2.   INTERPRETATION

     (a) Capitalised terms defined in the Agreement have the same meaning when used in this letter.

     (b) The provisions of clause 1.2 (Construction) of the Agreement apply to this letter as though they were set out in full in this letter except that references to the Agreement are to be construed as references to this letter.

     (c)  EFFECTIVE DATE means the date of this letter.

     3.   AMENDMENTS

     (a) Subject to sub-paragraph (b) below, the Agreement will be amended from the Effective Date in accordance with sub-paragraph (c) below.

     (b) The Agreement will not be amended by this letter unless the Facility Agent notifies the Company and the Lenders that it has received a copy of this letter countersigned by the Company and each of the Guarantors.

          The Facility Agent must give this notification as soon as reasonably practicable.

     (c)  The Agreement will be amended as follows:

          (i) Clause 5.1(b) of the Agreement shall be deleted and replaced with the following:

                  "Unless the Facility Agent otherwise agrees, the latest time for receipt by the Facility Agent of a duly completed Request is:



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                                    [BANK OF AMERICA logo]
BANC OF AMERICA
SECURITIES ASIA LIMITED                             G.P.O. Box No. 799
A Subsidiary of Bank of America, N.A.               Hong Kong

                                                    Tel (852) 2847 6666

                  (i) for a Term Loan, 10:00 a.m. one Business Day before the Rate Fixing Day; and

                  (ii) for a Revolving Credit Loan, 10:00 a.m. on the Rate Fixing Day,

                  for the proposed borrowing";

          (ii) Clause 5.2(c)(i) of the Agreement shall be deleted and replaced with the following:

                  "(A) for a Term Loan, a minimum of US$5,000,000 and an integral multiple of US$1,000,000 and (B) for a Revolving Credit Loan, a minimum of US$500,000 and an integral multiple of US$100,000; or";

          (iii) Clause 9.2(c)(i) of the Agreement shall be deleted and replaced with the following:

                  "one week, two weeks, or one, two or three month(s); or";

          (iv) Clause 17.1(a)(ii) of the Agreement shall be deleted and replaced with the following:

                  "in the case of KAL only:

                  (A) its audited consolidated financial statements for each year ended 31 December;

                  (B) its unaudited consolidated financial statements for each of its financial years; and

                  (C) its unaudited consolidated financial statements for each quarter of each of its financial years.";

          (v)     Clause 17.1(a)(iii) of this Agreement shall be deleted;

          (vi)    Clause 17.1 of this Agreement shall be amended by:

                  (A) inserting in sub-paragraph (c), "signed by a director of KAL" after "a reconciliation statement" and before "reconciling such material discrepancies"; and

                  (B)      inserting the following new sub-paragraph (d):

                           "For each unaudited consolidated financial statements of KAL for any financial year, KAL must deliver to the Facility Agent a reconciliation statement signed by a director of KAL reconciling all discrepancies and changes from those set out in the audited consolidated financial statement for the year ending the immediately preceding 31 December, and including all



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                                    [BANK OF AMERICA logo]
BANC OF AMERICA
SECURITIES ASIA LIMITED                             G.P.O. Box No. 799
A Subsidiary of Bank of America, N.A.               Hong Kong

                                                    Tel (852) 2847 6666

                           information required by the Facility Agent acting reasonably, in form and substance satisfactory to the Facility Agent acting reasonably.";

          (vii) Clause 17.3(a) of the Agreement shall be amended by deleting "(other than its unaudited annual consolidated financial statements)"; and

          (viii) Clause 18.4 of the Agreement shall be deleted and replaced with the following:

                  "KAL must ensure that for each year ending on each of the dates specified below, the ratio of Consolidated Funded Debt to Consolidated EBITDA for that year must not exceed the ratio set opposite that date. The required ratio of Consolidated Funded Debt to Consolidated EBITDA shall be complied with by KAL at all times during each such year but shall only be calculated on each Calculation Date. However, if KAL reasonably believes that, at any time between the last Calculation Date and the next Calculation Date, it is not in compliance with the required ratio, it will notify the Facility Agent within 10 Business Days.

                 ---------------------------------------------------------------

                    YEAR ENDING ON                                RATIO
                 ---------------------------------------------------------------

                    31 December 2005                               3:1
                 ---------------------------------------------------------------

                    31 January 2006                                3:1
                 ---------------------------------------------------------------

                    31 December 2006                               3:1
                 ---------------------------------------------------------------

                    31 January 2007                                3:1
                 ---------------------------------------------------------------

                    31 December 2007 or thereafter                2.5:1
                 ---------------------------------------------------------------

                    31 January 2008 or thereafter                 2.5:1
                 ---------------------------------------------------------------

          (ix) Clause 18.6 of the Agreement shall be deleted and replaced with the following:

                  "(a) KAL must ensure that Capital Expenditure during any financial year of KAL or calendar year does not exceed the Maximum Capex Amount.

                  (b) If Capital Expenditure in a financial year of KAL is less than the Maximum Capex Amount (such difference being the UNUSED FINANCIAL YEAR CAPEX AMOUNT), the Maximum Capex Amount applicable to the next financial year of KAL will be increased by an amount equal to the lower of (i) the Unused Financial Year Capex Amount and (ii) US$10,000,000.

                  (c) If Capital Expenditure in a calendar year is less than the Maximum Capex Amount (such difference being the UNUSED CALENDAR YEAR CAPEX AMOUNT), the Maximum Capex Amount applicable to the next calendar year

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                                    [BANK OF AMERICA logo]
BANC OF AMERICA
SECURITIES ASIA LIMITED                             G.P.O. Box No. 799
A Subsidiary of Bank of America, N.A.               Hong Kong

                                                    Tel (852) 2847 6666


                           will be increased by an amount equal to the lower of (i) the Unused Calendar Year Capex Amount and
                           (ii) US$10,000,000.".

          (x)     Clause 19.14(b) of the Agreement shall be amended by:

                  (A)      adding "or" to the end of sub-clause (i);

                  (B)      replacing "; or" with "," in sub-clause (ii); and

                  (C)      deleting sub-clause (iii).

          (xi) Paragraph 2(d) of Schedule 6 to the Agreement shall be deleted and replaced with "[Capital Expenditure for the [calendar year/financial year] ended [ ] was [ ]; and]".

4.   CONFIRMATION

     Each of the Company and the Guarantors agrees, acknowledges and confirms that, notwithstanding the amendments to the Agreement effected by this letter:

     (a) its obligations, liabilities and covenants under each of the Finance Documents to which it is a party shall remain valid, binding and subsisting and enforceable against it; and

     (b) the rights, powers and remedies of the Finance Parties under the Finance Documents to which it is a party shall remain in full force and effect.

     (c) without limiting the generality of sub-paragraphs (a) and (b) above, the guarantee under the Agreement:

          (i) shall extend to guarantee the prompt repayment of all amounts outstanding from time to time under the Agreement, as amended by this letter, and

          (ii) shall not be in any way discharged, released, reduced, diminished, prejudiced or otherwise adversely affected by the execution of this letter and the transaction contemplated by it.

5.   REPRESENTATIONS

     The Company confirms to each Finance Party that on the date of this letter and on the Effective Date the Repeating Representations set forth in clauses 16.2 to 16.16 of the Agreement would be true if references to the Agreement are construed as references to the Agreement as amended by this letter.

     Such Repeating Representations are applied to the circumstances existing at the time such Repeating Representations are made.


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                                    [BANK OF AMERICA logo]
BANC OF AMERICA
SECURITIES ASIA LIMITED                             G.P.O. Box No. 799
A Subsidiary of Bank of America, N.A.               Hong Kong

                                                    Tel (852) 2847 6666


6.   MISCELLANEOUS

(a)  This letter is a Finance Document.

(b) Subject to the terms of this letter, the Agreement will remain in full force and effect and the Agreement and this letter will be read and construed as one document.

(c) This letter may be executed in any number of counterparts. This has the same effect as if the signature on the counterparts were on a single copy of this letter.

7.   GOVERNING LAW

     This letter is governed by Hong Kong law.



/s/ Susana Yen
---------------
Susana Yen
For
Banc of America Securities Asia Limited
as Facility Agent




We agree with the terms of this letter.



/s/ Jesse Zee                               /s/ Jesse Zee
-------------------                         --------------------
Jesse Zee                                   Jesse Zee

/s/ Gerald K. Rhoads                        /s/ Gerald K. Rhoads
---------------------                       ---------------------
Gerald K. Rhoads                            Gerald K. Rhoads

/s/ W. Lee Capps III                        /s/ W. Lee Capps III
---------------------                       ---------------------
W. Lee Capps III                            W. Lee Capps III

For                                         For
Smart Shirts Limited                        Kellwood Asia Limited
as the Company                              as Guarantor

Date:                                       Date:


/s/ Jesse Zee
-------------------
Jesse Zee

/s/ Gerald K. Rhoads
---------------------
Gerald K. Rhoads

/s/ W. Lee Capps III
---------------------
W. Lee Capps III

For
Smart Shirts Manufacturers, Limited
as Guarantor

Date:



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